CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President of Morgan Keegan Select Fund, Inc. (the "Fund"), certify that:

        1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.   The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Fund.



Date: August 23, 2004                       /s/ Carter E. Anthony
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                                                Carter E. Anthony, President